Exhibit 4.2

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      00000                     [design graphic]
  NUMBER-NUMERO                                                 SHARES-ACTIONS
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               [Zarlink logo]                     ZARLINK
                                                  S E M I C O N D U C T O R

COMMON SHARES
ACTIONS ORDINAIRES

See reverse for certain definitions
Voir certaines definitions au verso

CONTINUED UNDER THE CANADA BUSINESS CORPORATIONS ACT
PROROGEE SOUS L'AUTORITE DE LA LOI CANADIENNE SUR LES SOCIETES PAR ACTIONS

THIS CERTIFIES THAT
CECI  ATTESTE QUE

[Zarlink logo]

is the registered holder of
est le detenteur inscrit de

[Graphic of
woman with globe]

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CUSIP 989139 10 0
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Countersigned and Registered                                 Halifax
Contresigne et immatricule                                   Montreal
COMPUTERSHARE TRUST COMPANY OF CANADA                        Toronto
SOCIETE DE FIDUCIE COMPUTERSHARE DU CANADA                   Calgary
Transfer Agent and Registrar                                 Vancouver
Agent de transfert et agent comptable des registres

By:
Par:

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              Authorized Officer-Signataire autorise

Countersigned and Registered
Contresigne et immatricule
COMPUTERSHARE TRUST COMPANY, INC.                      Denver, Colorado
Transfer Agent and Registrar                           New York, New York
Agent de transfert et agent comptable des registres

By:
Par:

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              Authorized Officer-Signataire autorise

         FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE
                               IN THE CAPITAL OF

                           ZARLINK SEMICONDUCTOR INC.

transferable on the books of the Corporation by the registered holder hereof in person or by attorney duly authorized upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

      In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers.

                                     COMMON

         ACTIONS ORDINARIES ENTIEREMENT LIBEREES ET NON-COTISABLES SANS
                          VALEUR AU PAIR DU CAPITAL DE

                           ZARLINK SEMICONDUCTOR INC.

ces actions sont transferables dans les livres de la Societe par le detenteur inscrit personnellement ou par son mandataire dument autorise sur remise de ce certificat dument endosse. Ce certificat ne sera valide que lorsque contresigne par l'agent de transfert et immatricule par l'agent comptable des registres de la Societe.

      En foi de quoi, la Societe a fait signer ce certificat par ses dirigeants dument autorises.

                                   ORDINAIRES

                         Dated:
                         Date:_________________________

President and Chief Executive Officer                            Secretary

President et chef de la direction                                Secretaire

THIS CERTIFICATE IS TRANSFERABLE AT THE PRINCIPAL OFFICES OF COMPUTERSHARE TRUST COMPANY OF CANADA IN HALIFAX, MONTREAL, TORONTO, CALGARY AND VANCOUVER, CANADA AND AT COMPUTERSHARE TRUST COMPANY, INC. IN DENVER, COLORADO AND NEW YORK, NEW YORK.

CE CERTIFICAT EST TRANSFERABLE AUX BUREAUX PRINCIPAUX DE SOCIETE DE FIDUCIE COMPUTERSHARE DU CANADA A HALIFAX, MONTREAL, TORONTO, CALGARY ET VANCOUVER, CANADA ET A COMPUTERSHARE TRUST COMPANY, INC. A DENVER, COLORADO ET A NEW YORK, NEW YORK.

THE CLASS OF SHARES THAT THIS CERTIFICATE REPRESENTS HAS RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO AND THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED.

LA CATEGORIE D'ACTIONS QUE CE CERTIFICAT REPRESENTE EST ASSORTIE DE DROITS, PRIVILEGES, RESTRICTIONS ET CONDITIONS; SUR DEMANDE, LA SOCIETE FOURNIRA GRATUITEMENT A TOUT ACTIONNAIRE LE TEXTE INTEGRAL DES DROITS, PRIVILEGES, RESTRICTIONS ET CONDITIONS ATTACHES A CHAQUE CATEGORIE DONT L' EMISSION EST AUTORISEE.

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The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM
TEN ENT
JT TEN

(Name) CUST (Name) UNIF
GIFT MIN ACT (State)

-  as tenants in common
-  as tenants by the entireties
-  as joint tenants with right of survivorship and
-  not as tenants in common
-  (Name) as Custodian for (Name) under the
-  (State) Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

Les abreviations ci-dessous sont considerees, aux fins des presentes, comme l' equivalent des mots et expressions en regard desquels elles paraissent ci-dessous, et comme si ces mots et expressions etaient ecrits en toutes lettres:

TEN COM
TEN ENT
JT TEN

(Nom) CUST (Nom) UNIF
GIFT MIN ACT (Etat)


-  proprietaires communs
-  proprietaires de la communaute conjugale
- proprietaires conjoints avec droit de survie et non a titre de proprietaires communs
- (Nom) en qualite de gardien pour (Nom) en vertu de la loi (d' Etat) intitulee "Uniform Gifts to Minors Act"

D'autres abreviations, ne figurant pas dans la liste ci-dessus, peuvent aussi etre utilisees.
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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Please insert social insurance number, social security number or other tax identifying number of transferee.

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Indiquer le numero d'assurance sociale, le numero de securite sociale ou autre numero d'identification aux fins de l'impot du cessionnaire.

      For value received, the undersigned hereby sells, assigns and transfers unto

      Pour valeur recue, le soussigne vend, cede et transporte, par les presentes, a

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                                                                         Shares
-------------------------------------------------------------------------Actions
of the Capital Stock represented by the within certificate, and does hereby irrevocably constitute and appoint du capital-actions representees par ce certificat et constitue par les presentes

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Attorney to transfer the said Stock on the Books of the within named Corporation with full power of substitution in the premises.

son mandataire irrevocable, avec plein droit de delegation des pouvoirs conferes, pour le transfert de ce certificat titre au registre officiel des actions.

Date ___________________________________________

Signature  _____________________________________

AVIS: La signature de ce transfert doit correspondre en tous points au nom porte au recto de ce certificat sans y rien changer, ajouter ou retrancher.

                                      -15-